EXHIBIT 99

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
FOURTH QUARTER 2009

FOURTH QUARTER 2009						4Q '09 versus 4Q '08
						% Growth
	# of	Date	4Q '09	4Q '09	4Q '08	Rental	Total	Total	Total	4Q '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,067	91.9%	92.0%	(2.5%)	(4.0%)	6.6%	(2.0%)
Canterbury Apartments	618	7/16/1999	$946	95.2%	95.8%	1.2%	(2.5%)	5.5%	(0.7%)
Country Village	344	4/30/1998	$913	95.3%	94.6%	2.3%	0.4%	2.1%	2.3%
Dunfield Townhomes	312	11/1/2007	$1,102	95.0%	95.7%	3.4%	4.1%	(2.9%)	4.9%
Falcon Crest	396	7/16/1999	$977	91.7%	92.3%	0.0%	(2.2%)	9.9%	2.3%
Fox Hall Apartments	720	3/29/2007	$804	94.0%	90.5%	(4.2%)	(3.1%)	8.7%	2.0%
Gateway Village	132	7/16/1999	$1,279	96.4%	96.0%	(0.1%)	0.7%	(4.6%)	(1.3%)
Heritage Woods	164	10/4/2006	$1,042	97.4%	96.0%	1.1%	3.4%	6.8%	10.1%
Mill Towne Village Apts	384	5/31/2001	$866	95.4%	94.0%	0.6%	(2.0%)	2.9%	(1.4%)
Morningside Heights	1,050	4/30/1998	$858	93.3%	92.6%	(2.0%)	(2.5%)	5.2%	(0.8%)
Owings Run	504	7/16/1999	$1,180	94.7%	96.3%	(1.0%)	(0.1%)	(1.4%)	(0.8%)
Ridgeview at Wakefield Valley	204	1/13/2005	$1,146	95.1%	93.7%	(3.0%)	(3.2%)	2.8%	(3.4%)
Saddle Brooke Apartments	468	10/29/2008	$1,008	94.2%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,276	95.8%	90.0%	(3.5%)	0.8%	(2.9%)	(0.2%)
The Coves at Chesapeake	469	11/20/2006	$1,175	93.7%	91.6%	(1.9%)	1.9%	3.4%	5.2%
Timbercroft Townhomes	284	7/16/1999	$894	99.4%	99.1%	3.5%	1.9%	1.4%	4.1%
Top Field	156	10/4/2006	$1,173	97.7%	95.9%	(1.3%)	(0.5%)	19.9%	10.5%
Village Square Townhomes	370	7/16/1999	$1,121	94.6%	94.9%	(2.1%)	(7.4%)	3.1%	(9.6%)
Woodholme Manor	177	3/31/2001	$865	96.2%	95.5%	1.1%	3.8%	10.8%	16.9%

Total Baltimore Region	7,814		$997	94.4%	93.7%	(1.0%)	(1.5%)	4.7%	0.6%	20.0%

Boston Region
Gardencrest	696	6/28/2002	$1,505	94.6%	96.8%	0.4%	(2.2%)	12.7%	3.9%
Highland House	172	5/31/2006	$1,130	96.9%	96.8%	(0.7%)	1.7%	1.5%	4.5%
Liberty Place	107	6/6/2006	$1,408	95.4%	95.5%	(0.3%)	1.3%	1.0%	3.1%
Stone Ends	280	2/12/2003	$1,215	96.7%	94.9%	(1.9%)	(0.3%)	8.4%	4.7%
The Heights at Marlborough	348	9/7/2006	$1,155	94.3%	94.6%	(1.9%)	(4.5%)	(4.0%)	(11.0%)
The Meadows at Marlborough	264	9/7/2006	$1,114	95.1%	96.8%	(2.5%)	(4.0%)	6.0%	(2.1%)
The Townhomes of Beverly	204	2/15/2007	$1,409	96.0%	91.7%	(3.7%)	0.6%	9.4%	8.4%
The Village at Marshfield	276	3/17/2004	$1,107	97.5%	93.2%	(5.0%)	0.7%	4.1%	3.8%
Westwoods	35	4/30/2007	$1,192	90.1%	97.0%	(7.0%)	(10.5%)	(40.9%)	(52.3%)

Total Boston Region	2,382		$1,286	95.4%	95.4%	(1.6%)	(1.6%)	5.8%	1.2%	7.5%

Chicago Region
Blackhawk	371	10/20/2000	$846	96.1%	95.8%	(5.5%)	(5.6%)	34.3%	36.5%
Courtyards Village	224	8/29/2001	$810	98.5%	95.5%	(3.9%)	(1.1%)	7.8%	7.1%
Cypress Place	192	12/27/2000	$919	98.1%	96.7%	(3.8%)	(4.5%)	44.4%	48.0%
The Colony	783	9/1/1999	$865	96.0%	97.2%	(3.6%)	(4.5%)	33.4%	26.1%
The New Colonies	672	6/23/1998	$723	94.9%	95.3%	(0.8%)	(5.6%)	7.5%	(3.7%)

Total Chicago Region	2,242		$818	96.2%	96.2%	(3.3%)	(4.6%)	25.6%	19.8%	4.5%

Florida Region
The Hamptons	668	7/7/2004	$997	93.1%	95.2%	(2.6%)	(6.6%)	5.3%	(7.9%)
Vinings at Hampton Village	168	7/7/2004	$1,109	96.4%	95.5%	(2.0%)	(0.6%)	3.5%	2.5%

Total Florida Region	836		$1,020	93.8%	95.3%	(2.5%)	(5.3%)	4.9%	(5.6%)	1.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,215	94.3%	97.2%	1.8%	(2.5%)	0.4%	(4.4%)
Cambridge Village	82	3/1/2002	$1,661	98.3%	96.8%	0.2%	3.1%	7.1%	12.7%
Devonshire Hills	297	7/16/2001	$1,695	94.6%	96.3%	0.7%	(3.5%)	6.1%	(2.0%)
Hawthorne Court	434	4/4/2002	$1,372	95.8%	95.3%	(1.4%)	(3.2%)	(11.5%)	(13.5%)
Heritage Square	80	4/4/2002	$1,702	98.4%	98.1%	1.5%	5.7%	(3.1%)	7.7%
Holiday Square	144	5/31/2002	$1,174	94.2%	96.7%	1.0%	(1.6%)	2.6%	(0.9%)
Lake Grove Apartments	368	2/3/1997	$1,371	96.8%	96.4%	(3.1%)	(1.9%)	1.7%	(2.0%)
Mid- Island Estates	232	7/1/1997	$1,327	96.3%	97.5%	1.7%	(0.1%)	1.6%	1.3%
Sayville Commons	342	7/15/2005	$1,548	93.6%	96.9%	2.1%	(2.0%)	1.9%	(2.1%)
South Bay Manor	61	9/11/2000	$1,624	94.6%	96.7%	(0.5%)	(3.5%)	11.0%	2.8%
Southern Meadows	452	6/29/2001	$1,369	95.4%	96.9%	0.1%	(3.6%)	2.1%	(4.8%)
Stratford Greens	359	3/1/2002	$1,431	95.6%	94.9%	(1.7%)	(1.7%)	2.7%	(0.9%)
Westwood Village Apts	242	3/1/2002	$2,270	96.2%	96.6%	(4.5%)	(4.5%)	4.6%	(4.4%)
Woodmont Village Apts	96	3/1/2002	$1,289	96.4%	94.1%	(3.2%)	5.2%	9.9%	17.9%
Yorkshire Village Apts	40	3/1/2002	$1,738	97.5%	96.8%	(1.4%)	2.3%	(7.2%)	(2.2%)

Total Long Island Region	3,389		$1,490	95.6%	96.4%	(0.7%)	(2.1%)	1.3%	(2.7%)	11.8%

Maine Region
Liberty Commons	120	8/30/2006	$1,186	97.9%	98.0%	(1.7%)	(1.2%)	3.6%	0.0%
Redbank Village	500	7/7/1998	$858	97.5%	94.3%	(0.5%)	2.4%	11.2%	14.8%

Total Maine Region	620		$921	97.6%	95.2%	(0.8%)	1.5%	9.7%	10.2%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,122	96.5%	93.4%	1.5%	9.3%	(21.5%)	(2.9%)
Chatham Hill Apartments	308	1/30/2004	$1,700	93.0%	93.7%	(1.6%)	(1.1%)	14.8%	6.7%
East Hill Gardens	33	7/7/1998	$1,501	91.7%	90.1%	0.5%	3.5%	16.0%	18.4%
Hackensack Gardens	198	3/1/2005	$1,052	94.3%	96.2%	2.2%	(0.4%)	(88.0%)	(27.3%)
Jacob Ford Village	270	2/15/2007	$1,158	95.5%	96.6%	4.7%	6.7%	4.9%	20.0%
Lakeview	106	7/7/1998	$1,354	95.4%	94.5%	0.5%	0.5%	(1.7%)	(0.7%)
Northwood Apartments	134	1/30/2004	$1,296	98.9%	97.1%	(1.6%)	2.7%	(6.3%)	(0.9%)
Oak Manor	77	7/7/1998	$1,743	94.6%	95.4%	(2.8%)	(3.3%)	16.3%	7.0%
Pleasant View	1,142	7/7/1998	$1,111	96.1%	94.3%	(3.7%)	0.5%	8.6%	8.7%
Pleasure Bay	270	7/7/1998	$1,012	93.4%	92.6%	(6.0%)	4.1%	4.6%	14.6%
Royal Gardens Apartments	550	5/28/1997	$1,203	96.7%	96.8%	(1.9%)	(1.8%)	7.8%	3.8%
Wayne Village	275	7/7/1998	$1,378	96.5%	97.9%	(1.0%)	(2.3%)	7.2%	0.6%
Windsor Realty	67	7/7/1998	$1,155	90.4%	94.8%	(4.5%)	(10.8%)	5.5%	(15.2%)

Total New Jersey Region	3,578		$1,222	95.5%	95.1%	(1.8%)	0.4%	4.1%	4.1%	10.6%

Philadelphia Region
Castle Club	158	3/15/2000	$946	93.6%	95.1%	(0.6%)	(1.0%)	1.3%	(0.7%)
Chesterfield	247	9/23/1997	$887	96.6%	97.6%	(3.8%)	(4.5%)	(0.5%)	(9.2%)
Curren Terrace	318	9/23/1997	$861	93.5%	95.2%	(3.5%)	(0.7%)	0.2%	(1.2%)
Glen Brook	174	7/28/1999	$818	91.5%	95.6%	(0.8%)	(7.6%)	(3.6%)	(21.3%)
Glen Manor	174	9/23/1997	$802	92.6%	95.6%	(0.7%)	(4.2%)	4.1%	(4.3%)
Golf Club	399	3/15/2000	$1,050	94.2%	94.2%	(2.8%)	(3.5%)	5.9%	(1.8%)
Hill Brook Place	274	7/28/1999	$847	96.6%	98.2%	(2.1%)	(5.3%)	2.7%	(8.2%)
Home Properties of Bryn Mawr	316	3/15/2000	$1,143	91.4%	95.3%	5.7%	(0.7%)	(2.6%)	(3.2%)
Home Properties of Devon	631	3/15/2000	$1,078	94.0%	92.5%	(3.5%)	0.4%	6.8%	6.1%
New Orleans Park	442	7/28/1999	$854	94.2%	95.0%	(1.4%)	(2.7%)	2.7%	(2.6%)
Racquet Club	466	7/7/1998	$1,025	94.9%	96.0%	(1.0%)	(2.5%)	2.7%	(2.4%)
Racquet Club South	103	5/27/1999	$878	95.7%	94.4%	(3.0%)	(1.9%)	(5.5%)	(9.9%)
Ridley Brook	244	7/28/1999	$918	93.5%	96.9%	0.6%	(1.5%)	5.2%	3.0%
Sherry Lake	298	7/23/1998	$1,147	95.6%	95.1%	(3.8%)	(3.6%)	9.7%	0.4%
The Brooke at Peachtree Village	146	8/15/2005	$1,116	95.4%	94.4%	(0.4%)	(0.3%)	11.9%	9.3%
The Landings	384	11/25/1996	$959	96.1%	95.2%	(4.1%)	(1.7%)	6.9%	2.7%
Trexler Park	250	3/15/2000	$1,035	91.1%	92.7%	(3.4%)	(14.1%)	8.5%	(18.4%)
Trexler Park West	216	8/15/2008	$1,223	96.3%	94.0%	(1.8%)	(0.1%)	(3.3%)	(2.0%)
William Henry	363	3/15/2000	$1,071	91.7%	93.2%	(5.9%)	(7.5%)	5.9%	(8.9%)

Total Philadelphia Region	5,603		$994	94.1%	94.8%	(2.2%)	(3.1%)	3.7%	(2.5%)	13.2%

Washington, D.C. Region
Braddock Lee	255	3/16/1998	$1,264	96.9%	96.8%	(1.1%)	(0.2%)	3.6%	2.0%
Cider Mill	864	9/27/2002	$1,094	96.0%	94.1%	(1.4%)	(4.1%)	1.9%	(5.9%)
Cinnamon Run	511	12/28/2005	$1,206	93.8%	95.5%	1.4%	(1.4%)	4.1%	(0.1%)
East Meadow	150	8/1/2000	$1,270	97.0%	95.2%	(3.0%)	0.1%	1.6%	1.3%
Elmwood Terrace	504	6/30/2000	$910	92.7%	96.1%	(1.3%)	(3.5%)	(3.5%)	(10.3%)
Falkland Chase	450	9/10/2003	$1,333	95.8%	91.7%	(3.5%)	(0.3%)	4.2%	2.0%
Mount Vernon Square	1,387	12/27/2006	$1,199	95.0%	93.9%	(0.2%)	0.1%	6.0%	3.7%
Orleans Village	851	11/16/2000	$1,314	95.6%	94.7%	(0.4%)	2.5%	2.1%	5.9%
Park Shirlington	294	3/16/1998	$1,279	96.0%	95.4%	(0.9%)	(1.4%)	10.1%	5.3%
Peppertree Farm	879	12/28/2005	$1,175	92.3%	94.5%	1.0%	(3.9%)	3.3%	(4.3%)
Seminary Hill	296	7/1/1999	$1,249	97.8%	96.5%	(1.5%)	0.3%	8.4%	7.5%
Seminary Towers	541	7/1/1999	$1,285	95.9%	94.1%	(1.2%)	(0.6%)	5.9%	4.0%
Tamarron Apartments	132	7/16/1999	$1,419	97.2%	94.6%	(3.6%)	0.7%	0.6%	1.3%
The Apts at Wellington Trace	240	3/2/2004	$1,276	95.9%	96.0%	(0.9%)	(1.0%)	(2.9%)	(3.0%)
The Manor - MD	435	8/31/2001	$1,214	96.8%	91.5%	(0.1%)	5.7%	6.4%	14.5%
The Manor - VA	198	2/19/1999	$1,018	94.9%	95.5%	(2.4%)	(3.5%)	2.0%	(4.8%)
The Sycamores	185	12/16/2002	$1,327	97.2%	96.2%	(2.7%)	(3.0%)	(2.4%)	(6.2%)
Virginia Village	344	5/31/2001	$1,256	97.2%	96.3%	0.5%	2.3%	2.5%	6.1%
West Springfield	244	11/18/2002	$1,388	97.6%	94.9%	(4.4%)	(1.7%)	0.6%	(2.3%)
Westchester West	345	12/30/2008	$1,263	92.0%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,193	93.0%	91.9%	0.4%	1.1%	0.5%	2.0%

Total Washington, D.C. Region	9,333		$1,215	95.2%	94.5%	(0.8%)	(0.6%)	3.5%	1.3%	29.3%

TOTAL OWNED PORTFOLIO	35,797		$1,130	95.0%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	34,768		$1,130	95.1%	94.9%	(1.4%)	(1.6%)	5.2%	1.1%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

December YTD						YTD '09 versus YTD '08
						% Growth
	# of	Date	YTD '09	YTD '09	YTD '08	Rental	Total	Total	Total	YTD '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,079	92.4%	93.1%	1.5%	0.2%	(0.7%)	(0.2%)
Canterbury Apartments	618	7/16/1999	$943	94.4%	94.1%	0.9%	(0.7%)	1.4%	(0.3%)
Country Village	344	4/30/1998	$903	95.7%	94.8%	1.1%	0.5%	(1.4%)	(0.2%)
Dunfield Townhomes	312	11/1/2007	$1,086	95.8%	94.4%	2.8%	5.3%	(0.3%)	8.3%
Falcon Crest	396	7/16/1999	$974	93.0%	92.7%	0.1%	(0.7%)	4.0%	1.1%
Fox Hall Apartments	720	3/29/2007	$821	92.1%	92.6%	(2.3%)	0.1%	4.0%	3.9%
Gateway Village	132	7/16/1999	$1,277	95.8%	96.0%	0.4%	(0.3%)	(2.0%)	(1.5%)
Heritage Woods	164	10/4/2006	$1,028	96.5%	95.6%	0.7%	2.1%	(1.2%)	2.7%
Mill Towne Village Apts	384	5/31/2001	$868	94.1%	94.4%	0.7%	(1.3%)	(1.7%)	(3.3%)
Morningside Heights	1,050	4/30/1998	$868	92.5%	92.6%	(0.9%)	(1.6%)	3.6%	(0.4%)
Owings Run	504	7/16/1999	$1,184	95.1%	95.6%	0.4%	0.7%	0.0%	1.1%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,161	94.7%	94.5%	0.5%	0.3%	2.5%	2.3%
Saddle Brooke Apartments	468	10/29/2008	$1,042	91.4%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,291	91.5%	92.0%	(0.7%)	(0.5%)	(2.6%)	(2.1%)
The Coves at Chesapeake	469	11/20/2006	$1,186	92.7%	90.7%	(1.1%)	1.5%	(4.7%)	(0.4%)
Timbercroft Townhomes	284	7/16/1999	$884	99.3%	99.1%	3.9%	2.5%	(0.5%)	3.8%
Top Field	156	10/4/2006	$1,181	96.2%	95.8%	1.9%	3.3%	2.3%	6.1%
Village Square Townhomes	370	7/16/1999	$1,132	93.8%	94.7%	(1.6%)	(3.5%)	0.5%	(5.1%)
Woodholme Manor	177	3/31/2001	$858	95.8%	94.0%	1.2%	4.5%	8.2%	15.8%

Total Baltimore Region	7,814		$1,004	93.8%	93.8%	0.3%	0.2%	0.8%	0.8%	20.0%

Boston Region
Gardencrest	696	6/28/2002	$1,507	94.9%	96.1%	2.0%	0.6%	6.5%	4.9%
Highland House	172	5/31/2006	$1,145	95.9%	96.5%	0.4%	0.6%	(9.8%)	(6.2%)
Liberty Place	107	6/6/2006	$1,408	96.5%	95.3%	0.7%	1.8%	(1.6%)	1.9%
Stone Ends	280	2/12/2003	$1,223	96.6%	94.9%	(0.7%)	1.3%	1.3%	2.9%
The Heights at Marlborough	348	9/7/2006	$1,166	95.0%	95.8%	0.9%	0.5%	(10.1%)	(6.8%)
The Meadows at Marlborough	264	9/7/2006	$1,131	95.9%	96.5%	(0.9%)	(1.8%)	(7.2%)	(9.4%)
The Townhomes of Beverly	204	2/15/2007	$1,437	95.5%	94.2%	(0.5%)	0.4%	2.3%	2.4%
The Village at Marshfield	276	3/17/2004	$1,131	95.8%	94.1%	(2.9%)	(0.4%)	(2.9%)	(2.3%)
Westwoods	35	4/30/2007	$1,242	93.3%	96.9%	(0.3%)	(4.5%)	(18.4%)	(23.2%)

Total Boston Region	2,382		$1,298	95.5%	95.6%	0.3%	0.3%	(1.1%)	(0.3%)	7.5%

Chicago Region
Blackhawk	371	10/20/2000	$872	95.8%	95.7%	(1.9%)	(3.1%)	13.0%	10.3%
Courtyards Village	224	8/29/2001	$826	97.3%	97.3%	(0.3%)	(1.7%)	5.0%	1.7%
Cypress Place	192	12/27/2000	$938	97.3%	97.2%	(1.3%)	(1.3%)	15.2%	16.1%
The Colony	783	9/1/1999	$882	95.5%	97.1%	(1.6%)	(2.8%)	10.2%	4.3%
The New Colonies	672	6/23/1998	$726	95.5%	95.6%	0.4%	(2.9%)	8.4%	2.3%

Total Chicago Region	2,242		$833	95.9%	96.5%	(1.0%)	(2.6%)	10.3%	5.4%	4.2%

Florida Region
The Hamptons	668	7/7/2004	$1,007	94.2%	94.6%	(2.7%)	(6.5%)	1.8%	(11.1%)
Vinings at Hampton Village	168	7/7/2004	$1,115	95.5%	94.3%	(2.4%)	0.3%	4.2%	5.5%

Total Florida Region	836		$1,029	94.5%	94.6%	(2.6%)	(5.0%)	2.3%	(7.8%)	1.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,215	94.8%	95.3%	2.1%	1.5%	1.6%	4.4%
Cambridge Village	82	3/1/2002	$1,667	98.1%	98.0%	1.5%	3.6%	(0.9%)	5.9%
Devonshire Hills	297	7/16/2001	$1,679	96.1%	96.7%	(1.0%)	(1.3%)	(1.7%)	(2.8%)
Hawthorne Court	434	4/4/2002	$1,369	96.5%	96.2%	(1.7%)	(1.4%)	(2.2%)	(4.5%)
Heritage Square	80	4/4/2002	$1,682	96.1%	97.3%	1.2%	0.5%	(6.7%)	(4.5%)
Holiday Square	144	5/31/2002	$1,178	95.2%	96.7%	1.6%	(0.3%)	(4.9%)	(4.0%)
Lake Grove Apartments	368	2/3/1997	$1,377	96.4%	95.7%	(1.5%)	0.8%	(2.9%)	(0.7%)
Mid- Island Estates	232	7/1/1997	$1,320	97.1%	96.2%	0.5%	2.6%	(6.1%)	(0.3%)
Sayville Commons	342	7/15/2005	$1,538	95.6%	95.4%	1.9%	2.4%	(2.9%)	2.2%
South Bay Manor	61	9/11/2000	$1,618	96.0%	94.2%	(0.7%)	(0.0%)	2.6%	2.1%
Southern Meadows	452	6/29/2001	$1,367	95.9%	95.4%	0.7%	1.5%	(2.0%)	1.1%
Stratford Greens	359	3/1/2002	$1,428	96.3%	96.1%	(1.2%)	(1.5%)	4.8%	1.0%
Westwood Village Apts	242	3/1/2002	$2,321	95.6%	97.1%	0.2%	(0.5%)	(2.5%)	(2.6%)
Woodmont Village Apts	96	3/1/2002	$1,282	96.4%	93.7%	(3.8%)	3.6%	(3.0%)	3.9%
Yorkshire Village Apts	40	3/1/2002	$1,751	96.6%	97.5%	1.6%	1.3%	(1.4%)	1.1%

Total Long Island Region	3,389		$1,490	96.1%	96.1%	(0.1%)	0.4%	(1.7%)	(0.6%)	12.0%

Maine Region
Liberty Commons	120	8/30/2006	$1,187	97.2%	96.7%	0.7%	2.3%	(1.5%)	2.7%
Redbank Village	500	7/7/1998	$861	96.4%	94.9%	1.4%	1.9%	4.3%	7.1%

Total Maine Region	620		$924	96.6%	95.3%	1.2%	2.0%	3.1%	5.8%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,115	95.6%	95.8%	4.4%	4.7%	(15.7%)	(4.5%)
Chatham Hill Apartments	308	1/30/2004	$1,708	93.8%	94.7%	(0.8%)	(1.2%)	7.2%	2.1%
East Hill Gardens	33	7/7/1998	$1,481	94.3%	95.3%	(1.3%)	(2.6%)	(1.9%)	(5.4%)
Hackensack Gardens	198	3/1/2005	$1,058	92.4%	93.9%	4.3%	3.1%	(5.4%)	1.0%
Jacob Ford Village	270	2/15/2007	$1,139	95.8%	94.9%	4.1%	5.0%	(0.8%)	8.6%
Lakeview	106	7/7/1998	$1,354	94.0%	96.2%	0.7%	(1.7%)	(1.7%)	(4.3%)
Northwood Apartments	134	1/30/2004	$1,309	96.9%	95.2%	(0.1%)	2.5%	(0.8%)	4.2%
Oak Manor	77	7/7/1998	$1,763	94.8%	96.4%	(1.0%)	(2.1%)	3.9%	(1.0%)
Pleasant View	1,142	7/7/1998	$1,132	94.0%	93.9%	(2.1%)	(0.5%)	(3.9%)	(3.7%)
Pleasure Bay	270	7/7/1998	$1,038	93.6%	93.1%	(3.6%)	(1.0%)	2.3%	0.3%
Royal Gardens Apartments	550	5/28/1997	$1,217	95.9%	95.6%	(1.0%)	(0.3%)	0.4%	(0.3%)
Wayne Village	275	7/7/1998	$1,385	96.4%	96.2%	0.1%	0.6%	1.8%	2.1%
Windsor Realty	67	7/7/1998	$1,182	93.2%	95.5%	(1.1%)	(3.1%)	1.9%	(4.0%)

Total New Jersey Region	3,578		$1,234	94.7%	94.8%	(0.5%)	0.2%	(0.9%)	(0.4%)	10.5%

Philadelphia Region
Castle Club	158	3/15/2000	$951	94.5%	94.1%	0.4%	1.3%	(0.3%)	2.3%
Chesterfield	247	9/23/1997	$905	96.2%	94.8%	(2.0%)	(0.9%)	(3.7%)	(5.2%)
Curren Terrace	318	9/23/1997	$879	93.7%	93.6%	(2.6%)	(0.1%)	0.1%	(0.1%)
Glen Brook	174	7/28/1999	$823	91.3%	92.9%	(0.1%)	(3.9%)	(1.1%)	(10.3%)
Glen Manor	174	9/23/1997	$802	94.6%	95.3%	0.1%	(0.8%)	1.5%	(0.0%)
Golf Club	399	3/15/2000	$1,068	93.9%	94.6%	0.7%	0.5%	0.8%	1.4%
Hill Brook Place	274	7/28/1999	$854	95.5%	95.6%	(2.0%)	(2.5%)	(2.4%)	(7.8%)
Home Properties of Bryn Mawr	316	3/15/2000	$1,121	91.4%	94.2%	5.6%	0.2%	(1.1%)	(0.6%)
Home Properties of Devon	631	3/15/2000	$1,093	93.0%	93.0%	(1.7%)	(1.3%)	0.0%	(2.2%)
New Orleans Park	442	7/28/1999	$862	94.4%	94.7%	(0.0%)	(1.8%)	(2.2%)	(5.6%)
Racquet Club	466	7/7/1998	$1,028	95.4%	95.9%	(0.4%)	(2.2%)	(2.3%)	(5.6%)
Racquet Club South	103	5/27/1999	$890	95.0%	95.2%	(1.0%)	(2.4%)	(7.4%)	(11.6%)
Ridley Brook	244	7/28/1999	$917	94.6%	95.3%	1.1%	1.8%	(0.3%)	3.3%
Sherry Lake	298	7/23/1998	$1,171	94.9%	95.4%	(1.4%)	(1.9%)	0.1%	(3.0%)
The Brooke at Peachtree Village	146	8/15/2005	$1,108	97.0%	96.2%	0.2%	0.6%	1.9%	2.4%
The Landings	384	11/25/1996	$981	95.7%	95.9%	(1.2%)	(0.4%)	(1.6%)	(1.8%)
Trexler Park	250	3/15/2000	$1,048	92.5%	93.9%	(1.1%)	(8.1%)	(0.1%)	(14.3%)
Trexler Park West	216	8/15/2008	$1,235	94.8%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,105	92.5%	95.0%	(1.5%)	(5.4%)	4.1%	(6.5%)

Total Philadelphia Region	5,603		$1,005	94.1%	94.7%	(0.5%)	(1.6%)	(0.6%)	(3.4%)	13.5%

Washington, D.C. Region
Braddock Lee	255	3/16/1998	$1,273	97.2%	96.2%	0.6%	1.3%	0.4%	2.4%
Cider Mill	864	9/27/2002	$1,102	95.0%	95.4%	0.7%	(1.1%)	(3.4%)	(4.6%)
Cinnamon Run	511	12/28/2005	$1,194	95.2%	96.4%	1.5%	(0.2%)	1.5%	0.4%
East Meadow	150	8/1/2000	$1,282	98.2%	96.0%	(2.0%)	0.2%	1.8%	1.4%
Elmwood Terrace	504	6/30/2000	$917	92.5%	93.9%	0.6%	0.8%	(0.6%)	1.0%
Falkland Chase	450	9/10/2003	$1,349	93.9%	93.3%	(0.7%)	(0.7%)	(1.9%)	(2.0%)
Mount Vernon Square	1,387	12/27/2006	$1,196	94.9%	95.2%	1.9%	0.6%	2.2%	2.2%
Orleans Village	851	11/16/2000	$1,321	95.3%	95.7%	1.4%	1.1%	(3.4%)	(0.3%)
Park Shirlington	294	3/16/1998	$1,290	96.2%	96.4%	2.1%	1.8%	3.4%	5.7%
Peppertree Farm	879	12/28/2005	$1,174	92.6%	93.7%	2.3%	(0.1%)	(0.1%)	(0.2%)
Seminary Hill	296	7/1/1999	$1,249	97.3%	96.5%	1.2%	1.0%	1.2%	2.9%
Seminary Towers	541	7/1/1999	$1,295	94.9%	94.8%	0.9%	0.3%	0.2%	0.7%
Tamarron Apartments	132	7/16/1999	$1,444	96.6%	94.8%	(0.6%)	1.9%	(0.3%)	2.8%
The Apts at Wellington Trace	240	3/2/2004	$1,269	96.7%	92.2%	(0.7%)	5.6%	(1.7%)	7.7%
The Manor - MD	435	8/31/2001	$1,211	95.8%	91.8%	2.4%	5.8%	(2.2%)	8.2%
The Manor - VA	198	2/19/1999	$1,029	95.9%	95.6%	(1.1%)	(0.1%)	(1.5%)	(1.4%)
The Sycamores	185	12/16/2002	$1,341	97.3%	96.1%	(1.1%)	0.2%	(3.2%)	(1.4%)
Virginia Village	344	5/31/2001	$1,259	97.8%	97.2%	2.0%	2.6%	0.8%	5.1%
West Springfield	244	11/18/2002	$1,413	96.8%	96.7%	(1.4%)	(1.1%)	(5.0%)	(4.0%)
Westchester West	345	12/30/2008	$1,278	92.3%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,181	93.5%	93.1%	2.1%	2.8%	(1.9%)	3.4%

Total Washington, D.C. Region	9,333		$1,219	95.1%	95.0%	1.0%	0.8%	(0.6%)	1.0%	29.2%

TOTAL OWNED PORTFOLIO	35,797		$1,137	94.8%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	34,768		$1,137	94.9%	95.0%	0.1%	(0.1%)	0.2%	0.0%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
Fourth Quarter 2009 vs. Third Quarter 2009

Region	% Units	4Q '09	3Q '09	Variance

Washington, D.C.	25.9%	95.4%	95.5%	(0.1%)
Baltimore	21.1%	94.4%	94.0%	0.4%
New Jersey, Long Island	20.0%	95.5%	95.7%	(0.2%)
Philadelphia	15.5%	94.0%	93.7%	0.3%
Boston	6.9%	95.4%	95.8%	(0.4%)
Chicago	6.4%	96.2%	96.7%	(0.5%)
Florida	2.4%	93.8%	93.8%	0.0%
Other	1.8%	97.6%	97.8%	(0.2%)

Total Core	100.0%	95.1%	95.1%	0.0%

Year over Year Comparison
Fourth Quarter 2009 vs. Fourth Quarter 2008

Region	% Units	4Q '09	4Q '08	Variance

Washington, D.C.	25.9%	95.4%	94.5%	0.9%
Baltimore	21.1%	94.4%	93.7%	0.7%
New Jersey, Long Island	20.0%	95.5%	95.7%	(0.2%)
Philadelphia	15.5%	94.0%	94.8%	(0.8%)
Boston	6.9%	95.4%	95.4%	0.0%
Chicago	6.4%	96.2%	96.2%	0.0%
Florida	2.4%	93.8%	95.3%	(1.5%)
Other	1.8%	97.6%	95.2%	2.4%

Total Core	100.0%	95.1%	94.9%	0.2%

December vs. Quarter Comparison

Region	% Units	Dec '09	4Q '09	Variance

Washington, D.C.	25.9%	95.2%	95.4%	(0.2%)
Baltimore	21.1%	94.2%	94.4%	(0.2%)
New Jersey, Long Island	20.0%	95.0%	95.5%	(0.5%)
Philadelphia	15.5%	93.8%	94.0%	(0.2%)
Boston	6.9%	94.6%	95.4%	(0.8%)
Chicago	6.4%	95.6%	96.2%	(0.6%)
Florida	2.4%	93.7%	93.8%	(0.1%)
Other	1.8%	97.6%	97.6%	0.0%

Total Core	100.0%	94.8%	95.1%	(0.3%)

Net Operating Results - Core Properties

Sequential Results
Fourth Quarter 2009 vs. Third Quarter 2009
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington, D.C.	25.9%	(0.3%)	1.3%	(1.0%)	1.4%
Baltimore	21.1%	0.1%	0.6%	(0.4%)	0.8%
New Jersey, Long Island	20.0%	(0.8%)	0.5%	(7.7%)	(4.3%)
Philadelphia	15.5%	(0.5%)	1.9%	(7.0%)	(2.1%)
Boston	6.9%	(1.2%)	(1.8%)	(5.6%)	(6.0%)
Chicago	6.4%	(1.9%)	(1.6%)	17.5%	14.5%
Florida	2.4%	0.3%	0.0%	5.3%	6.4%
Other	1.8%	(0.2%)	0.1%	2.7%	1.8%

Total Core	100.0%	(0.5%)	0.7%	(2.4%)	(0.5%)

Year Over Year Results
Fourth Quarter 2009 vs. Fourth Quarter 2008
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington, D.C.	25.9%	0.3%	(0.6%)	3.5%	1.3%
Baltimore	21.1%	(0.6%)	(1.5%)	4.7%	0.6%
New Jersey, Long Island	20.0%	(1.1%)	(0.9%)	2.6%	0.4%
Philadelphia	15.5%	(3.4%)	(3.2%)	4.0%	(2.6%)
Boston	6.9%	(1.6%)	(1.6%)	5.8%	1.2%
Chicago	6.4%	(3.3%)	(4.6%)	25.6%	19.8%
Florida	2.4%	(3.7%)	(5.3%)	4.9%	(5.6%)
Other	1.8%	1.7%	1.4%	9.8%	9.3%

Total Core	100.0%	(1.1%)	(1.6%)	5.2%	1.1%

(1)	Reflects net change in base rental revenues before utility reimbursements and economic occupancy changes.

Resident Statistics

Top Six Reasons for Moveouts - Owned Communities
	4Q '09	3Q '09	2Q '09	1Q '09	4Q '08	3Q '08	2Q '08	1Q '08	Year '09	Year '08	Year '07	Year '06

Home purchase	14.8%	12.4%	12.2%	9.9%	11.7%	12.4%	12.6%	11.1%	12.0%	12.0%	15.5%	18.5%
Eviction/skip	14.8%	12.5%	12.2%	16.6%	15.1%	13.8%	13.0%	16.4%	14.6%	14.6%	14.6%	14.2%
Employment related	14.7%	14.0%	16.4%	17.7%	15.6%	14.5%	15.2%	15.6%	15.2%	15.2%	16.1%	15.6%
Transfer w/in HME	13.6%	11.8%	12.4%	13.8%	14.2%	9.8%	8.2%	10.6%	10.7%	10.7%	8.3%	8.2%
Location convenience/ apartment size	10.4%	11.6%	10.0%	8.3%	9.0%	10.0%	11.0%	11.0%	10.3%	10.3%	13.7%	12.4%
Rent level	9.7%	10.0%	10.0%	10.2%	9.2%	9.6%	10.2%	9.1%	10.0%	9.5%	8.0%	8.4%

Traffic - Core					Turnover - Core
			Signed	Signed
	Traffic	Traffic	Leases	Leases
	4Q '09	YTD '09	4Q '09	YTD '09
	vs.	vs.	vs.	vs.
	4Q '08	YTD '08	4Q '08	YTD '08	4Q '09	4Q '08	YTD '09	YTD '08

Region
Baltimore	-2%	-2%	14%	2%	9.1%	9.0%	41.0%	43.3%
Boston	17%	4%	23%	2%	9.4%	8.7%	40.4%	40.0%
Chicago	20%	5%	-3%	-1%	11.2%	12.0%	47.8%	50.3%
Florida	-20%	-27%	4%	0%	12.0%	11.7%	49.3%	46.8%
Long Island	15%	3%	10%	-8%	8.4%	8.5%	35.0%	35.9%
Maine	-12%	-7%	35%	1%	9.7%	9.5%	43.9%	46.5%
New Jersey	-2%	4%	-7%	-3%	8.1%	9.0%	36.2%	37.7%
Philadelphia	14%	4%	8%	-10%	9.6%	9.6%	43.8%	44.4%
Washington, D.C.	0%	2%	0%	-10%	9.0%	9.4%	37.2%	39.7%

Total Core	4%	1%	6%	-5%	9.2%	9.4%	40.1%	41.6%

Bad Debt as % of Rent and Utility Recovery - Core

	4Q '09	4Q '08	YTD '09	YTD '08
	1.24%	1.31%	1.24%	1.22%

Net Operating Income Detail - Core Properties
($ in thousands, except per unit data)

			Qtr	%			YTD	%
	4Q '09	4Q '08	Variance	Variance	YTD '09	YTD '08	Variance	Variance

Rent	$110,655	$111,862	$(1,207)	(1.1%)	$444,623	$444,264	$359	0.1%
Utility recovery	5,222	5,624	(402)	(7.1%)	19,425	20,088	(663)	(3.3%)
Rent including recoveries	115,877	117,486	(1,609)	(1.4%)	464,048	464,352	(304)	(0.1%)
Other income	5,037	5,363	(326)	(6.1%)	20,444	20,558	(114)	(0.6%)

Total income	120,914	122,849	(1,935)	(1.6%)	484,492	484,910	(418)	(0.1%)
Operating & maintenance	(50,118)	(52,856)	2,738	5.2%	(201,702)	(202,129)	427	0.2%

Net Core NOI	$70,796	$69,993	$803	1.1%	$282,790	$282,781	$9	0.0%

Physical Occupancy %	95.1%	94.9%	0.2%		94.9%	95.0%	(0.1%)

Weighted Avg Rent per Unit	$1,130	$1,146	$(16)	(1.4%)	$1,137	$1,136	$1	0.1%

Seasonality Factor for NAV Calculation

To annualize net operating income in order to calculate a net asset value, the seasonality factor to apply to the current quarter's effective NOI run rate is 25%.  This will adjust for the typical seasonal variability in NOI for each quarter.

Operating Expense Detail - Core Properties
($ in thousands)
			Qtr	%			YTD	%
	4Q '09	4Q '08	Variance	Variance	YTD '09	YTD '08	Variance	Variance

Electricity	$1,887	$2,027	$140	6.9%	$8,698	$8,402	$(296)	(3.5%)

Gas	5,190	6,046	856	14.2%	18,356	19,290	934	4.8%

Water & sewer	3,665	3,461	(204)	(5.9%)	14,076	13,563	(513)	(3.8%)

Repairs & maintenance	7,166	7,869	703	8.9%	29,448	29,540	92	0.3%

Personnel expense	10,227	11,028	801	7.3%	45,172	43,903	(1,269)	(2.9%)

Advertising	1,017	1,063	46	4.3%	4,100	4,341	241	5.6%

Legal & professional	450	555	105	18.9%	1,560	1,786	226	12.7%

Office & telephone	1,228	1,442	214	14.8%	5,599	5,852	253	4.3%

Property insurance	3,323	3,672	349	9.5%	9,681	12,060	2,379	19.7%

Real estate taxes	11,177	11,101	(76)	(0.7%)	46,255	44,444	(1,811)	(4.1%)

Snow	478	174	(304)	(174.7%)	1,181	696	(485)	(69.7%)

Trash	848	809	(39)	(4.8%)	3,379	3,265	(114)	(3.5%)

Property management G & A	3,462	3,609	147	4.1%	14,197	14,987	790	5.3%

Total Core	$50,118	$52,856	$2,738	5.2%	$201,702	$202,129	$427	0.2%

Discontinued Operations
($ in thousands)

The operating results of discontinued operations are summarized as follows for the three and twelve months ended December 31, 2009 and 2008:
	4Q '09	4Q '08	Year '09	Year '08
Revenues:
Rental income	$388	$5,241	$5,314	$22,821
Property other income	54	584	545	2,294
Total revenues	442	5,825	5,859	25,115
Expenses:
Operating and maintenance	229	2,783	2,723	11,641
Interest expense (1)	-	635	4,497	4,121
Depreciation and amortization	64	1,218	1,240	5,410
Total expenses	293	4,636	8,460	21,172
Income (loss) from discontinued operations	$149	$1,189	$(2,601)	$3,943

(1)	Includes prepayment penalties of $4,927 and $1,384 for the twelve months ended 2009 and 2008, respectively.

Summary Of Recent Acquisitions
($ in millions, except per unit data)

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Acquisitions

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Acquisitions

Saddle Brooke	Baltimore	MD	10/29/2008	468	6.7%	$51.5	$109,955
Westchester West	NoVA/DC	MD	12/30/2008	345	6.9%	49.0	141,939
			Total 2008	813	6.8%	$100.4	$123,528

	Total 2009 and 2008 Acquisitions			813	6.8%	$100.4	$123,528

(1)	CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.

Summary Of Recent Sales
($ in millions, except per unit data)
							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Sales
Regency Club	New Jersey	NJ	1/30/2009	372	7.3%	$39.9	$107,277
Lakeshore Villas	Hudson Valley	NY	1/30/2009	152	8.4%	11.5	75,631
Sunset Gardens	Hudson Valley	NY	1/30/2009	217	8.0%	16.4	75,631
Home Properties of Newark	Philadelphia	PA	10/1/2009	432	8.4%	30.0	69,444
Beechwood Gardens	Philadelphia	PA	12/16/2009	160	7.6%	10.5	65,625
			Total 2009	1,333	7.8%	$108.3	$81,256

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Sales
Carriage Hill Apartments	Hudson Valley	NY	1/31/2008	140	6.7%	$15.1	$107,750
Long Island: 5 Properties (2)	Long Island	NY	2/1/2008	363	6.1%	42.0	115,749
Mill Company Gardens	Portland	ME	2/21/2008	95	6.3%	7.4	77,747
Village Square	Philadelphia	PA	10/15/2008	128	6.5%	13.1	102,289
Valley View	Philadelphia	PA	12/22/2008	177	8.8%	10.5	59,073
Westchester Portfolio: 6 Properties (3)	Hudson Valley	NY	12/30/2008	324	7.3%	36.4	112,404
			Total 2008	1,227	6.8%	$124.5	$101,431

	Total 2009 and 2008 Sales			2,560	7.3%	$232.8	$90,926

(1)	CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures.
(2)	Consists of East Winds Apartments, Coventry Village, Maple Tree, Terry Apartments and Rider Terrace.
(3)	Consists of Bari Manor, Hudson View Estates, Sherwood Townhomes, Sparta Green, Sherwood House and Patricia Apartments.

Breakdown Of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2008	Developed	As of	Current
Market	State	in 2008	12/31/2008	% of Units	in 2009	12/31/2009	% of Units
Suburban Washington, D.C.	DC/MD/VA	345	9,333	25.14%	0	9,333	26.07%
Baltimore	MD	468	7,814	21.04%	0	7,814	21.83%
Suburban New York City	NY/NJ	-827	7,708	20.76%	-741	6,967	19.46%
Philadelphia	PA	-257	6,195	16.68%	-592	5,603	15.65%
Boston	MA	0	2,382	6.42%	0	2,382	6.65%
Chicago	IL	0	2,242	6.04%	0	2,242	6.26%
Florida	FL	0	836	2.25%	0	836	2.34%
Portland	ME	-95	620	1.67%	0	620	1.73%

Total		-366	37,130	100.0%	-1,333	35,797	100.0%

Debt Summary Schedule
			INTEREST	12/31/09	MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY

FIXED RATE SECURED

Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	0.33
East Meadow Apartments - 2nd		M&T Realty - Freddie Mac	5.550	5,933,601	05/01/10	0.33
Selford Townhomes - 2nd		M&T Realty - Freddie Mac	5.550	4,536,477	05/01/10	0.33
Seminary Hill - 2nd		M&T Realty - Freddie Mac	5.550	10,240,993	05/01/10	0.33
South Bay/Woodmont - 2nd		M&T Realty - Freddie Mac	5.550	5,628,810	05/01/10	0.33
Tamarron Apartments - 2nd		M&T Realty - Freddie Mac	5.550	7,584,391	05/01/10	0.33
The Manor (VA) - 2nd		M&T Realty - Freddie Mac	5.550	6,636,588	05/01/10	0.33
Home Properties of Devon		Prudential - Fannie Mae	7.500	28,892,000	10/01/10	0.75
Trexler Park		Prudential - Fannie Mae	7.500	10,140,000	10/01/10	0.75
Multi-Property		Prudential - Fannie Mae	7.250	32,978,000	01/01/11	1.00
Multi-Property		Prudential - Fannie Mae	6.360	8,141,000	01/01/11	1.00
Multi-Property		Prudential - Fannie Mae	6.160	58,881,000	01/01/11	1.00
Orleans Village - 1st		Prudential - Fannie Mae	6.815	43,745,000	01/01/11	1.00
Orleans Village - 2nd		Prudential - Fannie Mae	5.360	22,248,000	01/01/11	1.00
Sherry Lake		Capmark - Freddie Mac	5.180	18,305,046	01/01/11	1.00
Bayview Apartments		M&T Realty - Freddie Mac	4.950	10,882,590	03/01/11	1.16
New Orleans/Arbor Crossing		Prudential - Fannie Mae	4.860	18,146,158	03/01/11	1.16
Racquet Club East - 1st		Prudential - Fannie Mae	6.875	20,171,560	04/01/11	1.25
Racquet Club East - 2nd		Prudential - Fannie Mae	5.490	9,903,080	04/01/11	1.25
Timbercroft Townhomes 1 - 1st		Capmark - HUD	8.500	173,337	05/01/11	1.33
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	19,851,708	08/01/11	1.58
Lake Grove - 1st		Prudential - Fannie Mae	6.540	24,554,721	12/01/11	1.92
Lake Grove - 2nd		Prudential - Fannie Mae	5.510	10,620,508	12/01/11	1.92
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie Mae	5.490	85,677,472	01/01/12	2.00
Multi-Property Notes Pay		Seller Financing	4.000	249,499	02/01/12	2.09
Timbercroft III - 1st		Capmark - HUD	8.000	325,393	02/01/12	2.09
Castle Club Apartments		NorthMarq - Freddie Mac	7.080	6,317,740	05/01/12	2.33
Gateway Village		Prudential - Fannie Mae	6.885	6,509,894	05/01/12	2.33
The New Colonies		Prudential - Fannie Mae	7.110	18,736,798	06/01/12	2.42
Woodholme Manor		Prudential - Fannie Mae	7.165	3,512,848	07/01/12	2.50
Liberty Place	(1)	CW Capital - Fannie Mae	5.710	6,044,012	11/01/12	2.84
Hackensack Gardens - 1st		JPMorgan Chase - Fannie Mae	5.260	4,475,880	03/01/13	3.17
Hackensack Gardens - 2nd		JPMorgan Chase - Fannie Mae	5.440	4,345,621	03/01/13	3.17
Barrington Gardens		Wachovia - Freddie Mac	4.960	11,181,141	04/01/13	3.25
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,012,047	04/01/13	3.25
Canterbury Apartments - 1st		M&T Realty-Fannie Mae	5.020	27,356,610	05/01/13	3.33
Canterbury Apartments - 2nd		M&T Realty-Fannie Mae	6.460	16,837,581	05/01/13	3.33
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	3.67
Heritage Woods Apts	(1)	Oak Grove Capital-Fannie Mae	5.290	4,847,036	09/01/13	3.67
Saddle Brook Apts. - 1st	(1)	Wells Fargo - Fannie Mae	5.840	27,206,172	11/01/13	3.84
Saddle Brook Apts. - 2nd	(1)	Wells Fargo - Fannie Mae	6.290	3,231,324	11/01/13	3.84
Falkland Chase		Centerline - Fannie Mae	5.480	12,236,284	04/01/14	4.25
The Apts. At Wellington Trace		M&T Realty - Freddie Mac	5.520	24,379,882	04/01/14	4.25
Hawthorne Court		Centerline - Fannie Mae	5.270	35,250,391	07/01/14	4.50
Curren Terrace - 1st		M&T Realty - Freddie Mac	5.360	13,746,621	10/01/14	4.75
Curren Terrace - 2nd		M&T Realty - Freddie Mac	5.090	9,958,024	10/01/14	4.75
Westchester West - 1st	(1)	Deutsche Bank - Freddie	6.150	26,950,422	03/01/15	5.17
Westchester West - 2nd	(1)	Deutsche Bank - Freddie	6.640	7,506,557	03/01/15	5.17
Stratford Greens		Capital One Bank	5.750	31,582,765	07/01/15	5.50
Sayville Commons		M&T Realty - Freddie Mac	5.000	40,565,237	08/01/15	5.59
Cypress Place Apartments		Prudential - Fannie Mae	6.555	10,324,433	11/01/15	5.84
Golf Club Apartments		Prudential - Fannie Mae	6.380	33,306,127	11/01/15	5.84
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	5.92
Cinnamon Run - 1st		M&T Realty - Freddie Mac	5.250	50,851,749	01/01/16	6.01
Cinnamon Run - 2nd		M&T Realty - Freddie Mac	5.550	5,267,452	01/01/16	6.01
Peppertree Farm - 1st		M&T Realty - Freddie Mac	5.250	78,270,856	01/01/16	6.01
Peppertree Farm - 2nd		M&T Realty - Freddie Mac	5.550	1,915,433	01/01/16	6.01
The Hamptons/Vinings at Hamptons		Prudential - Fannie Mae	5.565	51,775,031	02/01/16	6.09
Devonshire - 1st		Wachovia - Fannie Mae	5.600	37,877,292	04/01/16	6.25
Devonshire - 2nd		Wachovia - Fannie Mae	6.235	8,440,271	04/01/16	6.25
Mid-Island		Prudential - Fannie Mae	5.480	19,735,152	04/01/16	6.25
Owings Run 1 & 2		Prudential - Fannie Mae	5.590	42,704,003	04/01/16	6.25
Country Village		Centerline - Fannie Mae	5.520	19,008,250	06/01/16	6.42
Fox Hall Apartments		Columbia Nat'l - Freddie Mac	5.610	47,000,000	06/01/17	7.42
Mill Towne Village		Prudential - Fannie Mae	5.990	24,239,000	09/01/17	7.67
Royal Gardens Apts.		M&T Realty - Freddie Mac	5.830	47,000,000	11/01/17	7.84
Village Square 1, 2 & 3		Prudential - Fannie Mae	5.810	39,285,000	12/01/17	7.92
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	8.01
Seminary Towers Apartments		Prudential - Fannie Mae	5.485	53,515,000	07/01/18	8.50
Bonnie Ridge - 1st		Prudential Life	6.600	12,214,461	12/15/18	8.96
Bonnie Ridge - 2nd		Prudential Life	6.160	18,124,769	12/15/18	8.96
Bonnie Ridge - 3rd		Prudential Life	6.070	25,233,881	12/15/18	8.96
Westwood Village		M&T Realty - Freddie Mac	5.680	47,423,024	01/01/19	9.01
Ridgeview at Wakefield Valley		M&T Realty - Freddie Mac	5.750	18,559,075	01/01/19	9.01
The Sycamores		M&T Realty - Freddie Mac	5.710	21,640,454	01/01/19	9.01
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,368,111	06/01/19	9.42
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,607,768	06/01/19	9.42
The Brooke at Peachtree		Wells Fargo - Fannie Mae	5.470	12,530,018	07/01/19	9.50
Glen Manor		Prudential - Fannie Mae	5.830	8,024,257	08/01/19	9.59
Ridley Brook		Prudential - Fannie Mae	5.830	13,320,965	08/01/19	9.59
Southern Meadows		Red Mortgage - Fannie Mae	5.360	41,387,784	10/01/19	9.76
Elmwood Terrace		M & T Realty - Fannie Mae	5.560	27,135,600	11/01/19	9.84
Lakeview		Greystone - Fannie Mae	5.310	9,225,000	12/01/19	9.92
The Landings		Prudential - Fannie Mae	5.600	26,550,000	01/01/20	10.01
Dunfield Townhomes		Centerline Capital - HUD	5.250	12,310,874	09/01/28	18.68
Highland House	(1)	Arbor Comml - Fannie Mae	6.320	6,092,456	01/01/29	19.02
Westwoods	(1)	Midland Loan Services - HUD	5.940	3,596,092	06/01/34	24.43
Briggs-Wedgewood	(2)	Berkshire Mtg - HUD	6.000	15,999,325	11/01/34	24.85

WTD AVG - FIXED SECURED			5.855	1,908,171,783		5.35

VARIABLE RATE SECURED
William Henry		NorthMarq - Freddie Mac	2.559	21,237,736	12/01/10	0.92
Adjusts Monthly - Freddie 30d Ref + 2.50
Virginia Village		Wachovia - Freddie Mac	2.049	30,695,321	07/01/15	5.50
Adjusts Monthly - Freddie 30d Ref + 1.99
Hill Brook Apts		M&T Realty - Freddie Mac	3.525	13,115,247	09/01/16	6.67
Adjusts Monthly - 30L + 2.85 + .44
Wayne Village		M&T Realty - Freddie Mac	3.622	26,679,829	09/01/16	6.67
Adjusts Monthly - 30L + 3.00 + .387
Cider Mill Apts		M&T Realty - Freddie Mac	3.405	64,000,000	01/01/17	7.01
Adjusts Monthly - 30L + 2.89 + .31
The Heights at Marlborough		PNC Real Estate	3.605	24,050,000	01/01/17	7.01
Adjusts Monthly - 30L + 3.02 + .35
Falkland Chase		Montgomery Cty HOC-Fannie	1.320	24,695,000	10/01/30	20.76
Adjusts Weekly - BMA Index + 1.10

WTD AVG - VARIABLE SECURED			2.921	204,473,133		7.75

WTD AVG - TOTAL SECURED DEBT			5.572	2,112,644,916		5.59

FIXED RATE UNSECURED
Exchangeable Senior Notes			5.750	136,136,019	11/01/26	16.85

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	4.750	53,500,000	08/31/12	2.67
Adjusts Daily 30 LIBOR (Floor 1.50) + 3.25

TOTAL COMBINED DEBT			5.563	$2,302,280,935		6.18

% OF PORTFOLIO - FIXED				88.8%

WTG AVG - TOTAL SECURED DEBT			5.572			5.59
WTD AVG - TOTAL PORTFOLIO			5.563			6.18

(1)	General ledger balance and rate have been adjusted pursuant to ASC 805 to reflect fair market value of debt.
(2)	Affordable general partner minority interest property consolidated pursuant to ASC 810.

MATURING DEBT SCHEDULE
YEAR OF MATURITY	FIXED RATE		VARIABLE RATE		TOTAL DEBT
	WTD AVG		WTD AVG			% OF
	RATE	DEBT	RATE	DEBT	DEBT	TOTAL
2009	-	-	-	-	-	0%
2010	6.89	124,992,860	2.56	21,237,736	146,230,596	6.92%
2011	6.13	298,601,708	-	-	298,601,708	14.13%
2012	5.94	127,373,656	-	-	127,373,656	6.03%
2013	6.00	205,493,412	-	-	205,493,412	9.73%
2014	5.35	95,571,202	-	-	95,571,202	4.52%
2015	5.83	160,910,541	2.05	30,695,321	191,605,862	9.07%
2016	5.45	315,845,489	3.59	39,795,076	355,640,565	16.83%
2017	5.78	157,524,000	3.46	88,050,000	245,574,000	11.62%
2018	5.78	154,088,111	-	-	154,088,111	7.29%
2019 - 2042	5.66	267,770,803	1.32	24,695,000	292,465,803	13.84%
TOTAL	5.86	$1,908,171,783	2.92	$204,473,133	$2,112,644,916	100.00%

Debt Summary Schedule

Unencumbered Properties

Property	# Units	Market	State

Morningside Heights	1,050	Baltimore	MD
The Coves at Chesapeake	469	Baltimore	MD
Gardencrest	696	Boston	MA
Stone Ends Apartments	280	Boston	MA
The Townhomes of Beverly	204	Boston	MA
The Village at Marshfield	276	Boston	MA
Blackhawk Apartments	371	Chicago	IL
Courtyards Village	224	Chicago	IL
The Colony	783	Chicago	IL
Cambridge Village	82	Long Island	NY
Heritage Square	80	Long Island	NY
Holiday Square	144	Long Island	NY
Yorkshire Village	40	Long Island	NY
Liberty Commons	120	Portland	ME
East Hill Gardens	33	Northern NJ	NJ
Jacob Ford Village	270	Northern NJ	NJ
Pleasure Bay	270	Northern NJ	NJ
Windsor Realty	67	Northern NJ	NJ
Glen Brook	177	Philadelphia	PA
Racquet Club South	103	Philadelphia	PA
Trexler Park West	216	Philadelphia	PA
Braddock Lee	255	Suburban Washington, DC	DC
Woodleaf Apartments	228	Suburban Washington, DC	DC

Total Number of Units:	6,438
Total Number of Properties:	23

Recurring Capital Expenditure Summary

Effective January 1, 2009, the Company updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the annual amount is $800 per apartment unit compared to $780 per apartment unit in the prior year.  This new amount better reflects current actual costs since the last update.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.   Non-recurring, revenue generating upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  Revenue generating capital improvements will directly result in increased rental earnings or expense savings.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,436	9	$160	$13	$173
Blinds/shades	135	3	45	7	52
Carpets/cleaning	770	4	193	180	373
Computers, equipment, misc.(4)	120	6	20	18	38
Contract repairs	-	-	-	147	147
Exterior painting (5)	84	3	28	-	28
Flooring	250	9	28	-	28
Furnace/air (HVAC)	824	24	34	105	139
Hot water heater	260	7	37	-	37
Interior painting	-		-	205	205
Kitchen/bath cabinets upgrades	1,200	15	80	-	80
Landscaping site	-	-	-	131	131
New roof	800	24	33	-	33
Parking lot site	540	15	36	-	36
Pool/exercise facility	119	15	8	54	62
Windows major	1,505	20	75	-	75
Miscellaneous (6)	385	17	23	-	23
Total	$8,428		$800	$860	$1,660

(1)	Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)	This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3)
These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $860 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same-store expense detail schedule.

(4)	Includes computers, office equipment/furniture, and maintenance vehicles.
(5)
The level of exterior painting may be lower than other similarly titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.

(6)	Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary

The Company estimates that on an annual basis $800 and $780 per unit is spent on recurring capital expenditures in 2009 and 2008, respectively.  During the three months ended December 31, 2009 and 2008, approximately $200 and $195 per unit, respectively, was estimated to be spent on recurring capital expenditures.  For the twelve months ended December 31, 2009 and 2008, approximately $800 and $780 per unit, respectively, was estimated to be spent on recurring capital expenditures.  The table below summarizes the actual total capital improvements incurred by major categories and an estimate of the breakdown of total capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements for the three and twelve months ended December 31, 2009 as follows:

For the three months ended December 31, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$94	$3	$94	$3
Major building improvements	1,121	32	3,676	103	4,797	135
Roof replacements	294	8	378	11	672	19
Site improvements	391	11	1,379	39	1,770	50
Apartment upgrades	1,405	39	4,683	132	6,088	171
Appliances	1,130	32	-	-	1,130	32
Carpeting/flooring	1,966	55	779	22	2,745	77
HVAC/mechanicals	632	18	2,500	70	3,132	88
Miscellaneous	178	5	239	7	417	12
Totals	$7,117	$200	$13,728	$387	$20,845	$587

(a)	Calculated using the weighted average number of units owned, including 34,768 core units, and 2008 acquisition units of 813 for the three months ended December 31, 2009.

For the twelve months ended December 31, 2009
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(b)	Cap Ex	Per Unit(b)	Improvements	Per Unit(b)
New buildings	$-	$-	$723	$20	$723	$20
Major building improvements	4,483	125	9,908	278	14,391	403
Roof replacements	1,174	33	1,591	45	2,765	78
Site improvements	1,566	44	3,974	112	5,540	156
Apartment upgrades	5,717	161	17,733	498	23,450	659
Appliances	4,430	125	82	2	4,512	127
Carpeting/flooring	7,863	221	2,817	79	10,680	300
HVAC/mechanicals	2,526	71	6,684	188	9,210	259
Miscellaneous	706	20	1,164	33	1,870	53
Totals	$28,465	$800	$44,676	$1,255	$73,141	$2,055

(b)	Calculated using the weighted average number of units owned, including 34,768 core units, and 2008 acquisition units of 813 for the twelve months ended December 31, 2009.

Capital Expenditure Summary
The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended December 31, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(c)	Cap Ex	Per Unit(c)	Improvements	Per Unit(c)
Core Communities	$6,954	$200	$12,728	$366	$19,682	$566
2008 Acquisition Communities	163	200	1,000	1,230	1,163	1,430
Sub-total	7,117	200	13,728	387	20,845	587
2009 Disposed Communities	15	106	0	2	15	108
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	733	-
	$7,132	$200	$13,728	$384	$21,593	$584

(c)	Calculated using the weighted average number of units owned, including 34,768 core units, 2008 acquisition units of 813 and 2009 disposed units of 139 for the three months ended December 31, 2009.

For the twelve months ended December 31, 2009
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(d)	Cap Ex	Per Unit(d)	Improvements	Per Unit(d)
Core Communities	$27,815	$800	$41,726	$1,200	$69,541	$2,000
2008 Acquisition Communities	650	800	2,950	3,628	3,600	4,428
Sub-total	28,465	800	44,676	1,255	73,141	2,055
2009 Disposed Communities	418	776	216	401	634	1,177
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	1,959	-
	$28,883	$800	$44,892	$1,243	$75,734	$2,043

(1)
No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software, office furniture, fixtures and leasehold improvements.

(d)	Calculated using the weighted average number of units owned, including 34,768 core units, 2008 acquisition units of 813 and 2009 disposed units of 539 for the twelve months ended December 31, 2009.

Adjusted Net Operating Income - Core Properties
($ in thousands)

	Quarter	Quarter
	12/31/2009	12/31/2008	Change

Net Operating Income	$70,796	$69,993	1.1%

Less: Non Recurring Cap Ex @ 6%	(764)	-	-

Adjusted Net Operating Income	$70,032	$69,993	0.1%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Development Communities as of December 31, 2009
($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy

Under construction:
1200 East West Highway	High Rise	247	$82,000	$332.0	$72,872	2Q 07	1Q 10	2Q 10	n/a
Silver Spring, MD

Courts at Huntington Station	Podium	421	127,000	301.7	79,624	1Q 08	2Q 10	2Q 11	n/a
Alexandria, VA

Total		668	$209,000	$312.9

Pre-construction:
Falkland North	High Rise	tbd	tbd	tbd	1,892	tbd	tbd	tbd	n/a
Silver Spring, MD

Ripley Street *	High Rise	300	tbd	tbd	18,580	tbd	tbd	tbd	n/a
Silver Spring, MD

Total					$172,968

*	Preliminary estimates. A site plan for construction of up to 314 apartment units has been filed. More detail will be provided in subsequent quarters.

Home Properties Cash Flow Projection *
	ACTUAL	PROJECTED	PROJECTED
	2009	2010	2011

Beginning cash on hand (line of credit balance)	$(71,000)	$(53,500)	$27,365

FFO	146,171	137,600	147,000
Normal capital replacements	(29,069)	(29,900)	(30,800)
ABP 14-1 non-cash interest expense	1,968	2,082	1,781
AFFO	119,070	109,782	117,981
Dividends	(120,979)	(110,200)	(112,700)

AFFO less dividends	(1,909)	(418)	5,281

AFFO payout ratio	101.6%	100.4%	95.5%

Stock buy back	-	-	-
Stock issuance	39,032	108,000	-

Upgrading & repositioning cap ex	(52,468)	(61,000)	(70,000)

Acquisitions	-	(100,000)	(100,000)
Secured financing assumed or placed new	-	70,000	70,000
Net cash flow used for acquisitions	-	(30,000)	(30,000)

Disposition gross proceeds - named	108,700	16,000	-
Disposition debt	(42,028)	(16,000)	-
Disposition gross proceeds - unnamed	-	-	50,000
Disposition debt - unnamed	-	-	(25,000)
Net cash flow provided from dispositions	66,672	-	25,000

Development needs for projects in pipeline	(72,456)	(46,500)	(10,000)

Debt Activity
Required mortgage principle amortization	(26,772)	(26,800)	(26,800)

Maturing secured debt - per 12/31/2009 average debt schedule	(18,510)	(146,200)	(298,600)

Refinance certain 2010 maturities in 2009	(182,572)
Net 2009 maturities as adjusted	(201,082)

Refinance certain 2011 maturities in 2010		(202,500)	202,500
Net 2010 maturities as adjusted		(348,700)

Net 2011 maturities as adjusted			(96,100)

Maturing convertible senior notes	-	-	(140,000)
Net cash flow used for debt reductions	(227,854)	(375,500)	(262,900)

Gross proceeds from refinancing net 2009 maturities as adjusted	159,048
Gross proceeds from refinancing net 2010 maturities as adjusted		479,700
Gross proceeds from refinancing net 2011 maturities as adjusted			121,000
Secured debt on properties from unencumbered pool	107,435	-	145,000
Net cash flow provided from debt increases	266,483	479,700	266,000

Net cash flow	17,500	74,282	(76,619)

Beginning cash balance as source of funds		6,583

Ending cash on hand (line of credit balance)	$(53,500)	$27,365	$(49,255)

Debt statistics and ratios at period end

Debt to total market cap based on equity trading value	51.1%	50.7%	50.7%

Unencumbered pool as % of total property	20.2%	21.2%	16.9%

*	Assumptions and projections detailed in this presentation are for discussion purposes only. Data does not constitute guidance. Certain assumptions have been made to "stress" the balance sheet.

2010 Earnings Guidance		First	Second	Third	Fourth
		Quarter	Quarter	Quarter	Quarter	Year

2010 compared to 2009
FFO per share - 2010 guidance		$.65 - $.71	$.68 - $.74	$.72 - $.78	$.70 - $.76	$2.75 - $2.99

Midpoint of guidance		$0.68	$0.71	$0.75	$0.73	$2.87

FFO per share - 2009 actual		$0.794	$0.838	$0.814	$0.773	$3.219

Improvement projected		-14.4%	-15.3%	-7.9%	-5.6%	-10.8%

Assumptions for midpoint of guidance:
Same store revenue growth	see notes (1) & (2)	-0.5%	0.8%	0.1%	0.5%	0.2%

Same store expense growth	see note (3)	3.1%	4.8%	1.2%	3.4%	3.1%

Same store NOI growth		-3.3%	-2.0%	-0.7%	-1.7%	-1.9%

Note:	If no other variables changed other than the NOI run rate, the NOI needed to produce the FFO range of $2.75 to $2.99 would be from a low of -3.9% to a high of + 0.1%, with the midpoint above of -1.9%.

Assumption for occupancy in guidance:

Same store 2010 physical occupancy	94.6%	94.9%	95.1%	94.8%	94.8%

Same store 2009 physical occupancy	94.3%	95.0%	95.1%	95.0%	94.8%

Change in occupancy	0.3%	-0.1%	0.0%	-0.2%	0.0%

Annual growth by region:	2009		2010 Same Store Growth Projection
	% of NOI		Revenue	Expenses	NOI
Boston	7.5%		-0.4%	-0.7%	-0.3%
Baltimore	20.0%		1.0%	3.4%	-0.6%
Washington, DC	29.2%		0.8%	3.4%	-0.9%
New Jersey/Long Island/Hudson Valley	22.5%		-0.5%	1.9%	-2.3%
Florida	1.7%		-1.0%	0.5%	-2.7%
Philadelphia	13.5%		-0.1%	3.6%	-3.2%
Maine	1.4%		0.1%	4.9%	-3.0%
Chicago *	4.2%		-0.5%	11.7%	-11.2%
Total	100.0%		0.2%	3.1%	-1.9%

*	Chicago is projected to have above average expense growth due to increased real estate taxes projected. 2009 included special refunds that will not be repeated in 2010.

Significant first quarter winter storms will add $1 million to expenses.  If not for these storms, operating & maintenance expenses would have been up 2.7% (vs 3.1% projected) and NOI would have been down 1.6% (vs -1.9% projected).

(1)	Rental rates are projected to decrease 0.1%. Economic occupancy is projected to be flat year over year, resulting in -0.1% rental revenue growth.

(2)	Property other income is expected to increase the -0.1% rental revenue growth to 0.2% total revenue growth. Driving this increase is a $1.5 million marginal increase in utility recovery income.

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Utility recovery - 2010	$7,700	$5,200	$3,700	$4,700	$21,300

Utility recovery - 2009	$7,249	$3,674	$3,526	$5,318	$19,767

Increase (decrease)	$451	$1,526	$174	$(618)	$1,533

2010 Earnings Guidance

(3)	Expense growth rates assumed for the midpoint of guidance for every expense category are as follows:

		% of Total	% Increase
		Expenses	Over 2009
	Electricity	4.3%	3.2%
(a)	Natural gas heating costs	8.5%	-3.1%
	Water and sewer	7.2%	5.0%
	Repairs and maintenance	14.8%	3.9%
(b)	Total personnel costs	23.1%	6.5%
(c)	Real estate taxes	22.8%	2.9%
	Property insurance	4.5%	-3.2%
	Advertising	2.0%	1.1%
(d)	Legal & Professional	0.6%	-21.5%
	Office & telephone	2.7%	0.0%
(e)	Snow removal	0.8%	48.2%
	Trash	1.7%	6.4%
	Property management G & A	7.0%	2.3%
		100.0%	3.1%

(a)	Heating costs are projected to decrease 3.1% based on lower costs per decatherm locked in for 2010 versus 2009 actual.

(b)
This includes $300 thousand or 0.7% for snow removal overtime, $500 thousand or 1.1% for health insurance, and $800 thousand or 1.8% for property site bonus.  In 2009, our property NOI results outperformed our peers, but missed our internal budgets such that the site bonus levels were down substantially. We are budgeting more normalized levels in 2010.

(c)	Real estate taxes include expected assessment reductions that limit the increase.

(d)	Large payments were made on this line item in 2009 due to successful tax assessment reductions. This level is expected to be reduced considerably in 2010.

(e)	We have included $700 thousand additional costs in the first quarter for the recent severe winter storms.

(4)	G & A costs are expected to increase 0.4%. The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2010 projected	$5,700	$7,100	$5,900	$5,900	$24,600
2009 actual	$5,900	$6,300	$6,100	$6,200	$24,500
Increase (decrease)	$(200)	$800	$(200)	$(300)	$100

(5)	Interest and dividend income is expected to have a run rate of approximately $5 thousand per quarter. The run rate is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2010 projected	$5	$5	$5	$5	$20
2009 actual	$8	$6	$4	$41	$59
Increase (decrease)	$(3)	$(1)	$1	$(36)	$(39)

2010 Earnings Guidance

(6)	Other income is expected to be approximately $30 thousand per quarter. The year over year decrease is due to third party fee income and some miscellaneous items that will not be repeated in 2010.

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2010 projected	$50	$30	$30	$30	$140
2009 Actual	$278	$90	$29	$303	$700
Increase (decrease)	$(228)	$(60)	$1	$(273)	$(560)

(7)	Interest Expense is projected as follows:

	(In thousands)
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

Development properties placed in service	$50	$600	$1,150	$1,650	$3,450
All other interest expense (including acquisitions)	$30,100	$29,800	$30,550	$30,750	$121,200
2010 projected run rate	$30,150	$30,400	$31,700	$32,400	$124,650
(8) Development NOI 2010 projected run rate	$(25)	$125	$700	$1,200	$2,000

(9) Acquisition level of $100 million spread throughout the year

(10) No dispositions assumed for year

(11) Finish out balance of ATM equity program, raising net proceeds of approximately $108 million.

(12) Assumed weighted average shares/units outstanding on a diluted basis, full year 2010, in thousands					48,000

(13)	Reconciliation of 2009 FFO to 2010 FFO by quarter

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year

2009 FFO as reported	$0.790	$0.840	$0.810	$0.770	$3.220

Reduced SS property adjusted NOI	(0.070)	(0.050)	(0.028)	(0.042)	(0.190)

Dilution from development properties placed in service	-	(0.014)	(0.008)	(0.008)	(0.030)

Higher LOC interest costs	(0.017)	(0.016)	(0.012)	-	(0.045)

Dilution from equity issuance (ATM)	(0.015)	(0.010)	(0.010)	(0.005)	(0.040)

2009 property sales dilution	(0.010)	(0.010)	(0.005)	-	(0.025)

2010 expensing of acquisition costs	-	(0.003)	(0.003)	-	(0.006)

Other income	(0.005)	-	-	(0.006)	(0.011)

G&A	0.004	(0.015)	0.004	0.006	(0.001)

Misc	0.003	(0.012)	0.002	0.015	(0.002)

Total reduced FFO	(0.110)	(0.130)	(0.060)	(0.040)	(0.350)

2010 FFO midpoint	$0.680	$0.710	$0.750	$0.730	$2.870